                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  [X]

Filed by a party other than [ ] the registrant

Check the appropriate box:



[ ] Preliminary proxy statement         [ ] Confidential, for Use of the Commission Only
                                               (as permitted by Rule 14a-6(e) (2))
[X] Definitive proxy statement
[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                                 CEM Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transactions applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing of which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                                   [CEM Logo]

                            MATTHEWS, NORTH CAROLINA


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD NOVEMBER 4, 1999

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CEM Corporation (the "Company") will be held at the principal office of the Company, 3100 Smith Farm Road, Matthews, North Carolina, on Thursday, November 4, 1999, at 11:00 a.m., local time, for the purpose of considering and acting upon the following:

         1.       The election of four directors.

         2. A proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending June 30, 2000.

         3. Any and all other matters that may properly come before the meeting or any adjournment thereof.

         The Board of Directors of the Company has fixed the close of business on September 8, 1999 as the record date for determining the shareholders entitled to notice of and to vote at the meeting and any adjournment thereof, and only holders of Common Stock of the Company of record at such date will be entitled to notice of or to vote at the meeting.

         THE BOARD OF DIRECTORS WILL APPRECIATE THE PROMPT RETURN OF THE ENCLOSED PROXY, DATED AND SIGNED. THE PROXY MAY BE REVOKED BY YOU AT ANY TIME BEFORE IT IS EXERCISED AND WILL NOT BE EXERCISED IF YOU ATTEND THE MEETING AND VOTE IN PERSON.

                                           By Order of the Board of Directors




                                           /s/ MICHAEL J. COLLINS
                                           President and Chief Executive Officer

Matthews, North Carolina
October 1, 1999

                                 CEM CORPORATION

               Post Office Box 200, Matthews, North Carolina 28106

                                 PROXY STATEMENT

GENERAL

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders of CEM Corporation (the "Company") to be held at its principal office, 3100 Smith Farm Road, Matthews, North Carolina, at 11:00 a.m., local time, on Thursday, November 4, 1999. This Proxy Statement and accompanying proxy are first being sent to the shareholders of the Company on or about October 1, 1999.

         The only matters to be considered at the meeting, so far as known to the Board of Directors of the Company, are the matters set forth in the Notice of Annual Meeting of Shareholders, and routine matters incidental to the conduct of the meeting. However, if any other matters should come before the meeting or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy, or their substitutes, to vote said proxy in accordance with their judgment on such matters.

         Shares of the Company's Common Stock represented by proxies in the form solicited will be voted in the manner directed by the shareholders. If no direction is given, the proxy will be voted FOR the election of the nominees for the directors named in this Proxy Statement and FOR the ratification and approval of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors. Any proxy delivered in the accompanying form may be revoked by the person executing the proxy at any time, before the authority thereby granted is exercised, by written request addressed to Secretary, CEM Corporation, Post Office Box 200, Matthews, North Carolina 28106 or by attending the meeting and electing to vote in person. Proxies received in such form will be voted as therein set forth at the meeting or any adjournment thereof.

         Only holders of the Common Stock of the Company whose names appear of record on the Company's books at the close of business September 8, 1999 will be entitled to vote at the Annual Meeting. As of that date, a total of 3,043,443 shares of Common Stock were outstanding, each share being entitled to one vote. There is no cumulative voting. If a shareholder returns a proxy withholding authority to vote the proxy with respect to any or all of the nominees for director, then the shares of the Common Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee, but shall not be deemed to have been voted for such nominee or nominees. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum, but shall not be deemed to be present and entitled to vote at the Annual Meeting for purposes of calculating the vote with respect to such matter.

         Solicitation of proxies other than by mail may be made personally and by telephone by regularly employed officers and employees of the Company, who will not be additionally compensated therefor. The Company will request brokers, dealers, banks or voting trustees, or their nominees, who hold stock in their names for others or hold stock for others who have the right to give voting instructions, to forward proxy materials to their principals and request authority for the execution of the proxy and will reimburse such institutions for their reasonable expenses in so doing. In addition, the Company has engaged Corporate Communications, Inc. ("CCI") to solicit proxies from these institutions. CCI will be reimbursed for its printing costs, postage and freight charges, and other expenses and will be paid a solicitation fee of approximately $3,500. The total cost of soliciting proxies will be borne by the Company.

PRINCIPAL SHAREHOLDERS AND HOLDINGS OF MANAGEMENT

         The following table shows, as of September 8, 1999, the holdings of the Common Stock by (i) any entity or person known to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each director and each of the executive officers named in the Summary Compensation Table below, and by all directors and executive officers of the Company as a group.


            Name and Address of           Number of Shares and Nature   Percent of Common Stock
              Beneficial Owner              of Beneficial Ownership          Outstanding(1)
----------------------------------------- ---------------------------   -----------------------

Michael J. Collins(2)                                504,892                      16.5%
David L. Babson & Co., Inc.(3)                       377,500                      12.4%
T. Rowe Price Associates, Inc.(4)                    300,000                       9.9%
Dimensional Fund Advisors Inc.(5)                    247,600                       8.1%
Royce & Associates, Inc.(6)                          211,400                       6.9%
Phronesis, L.P.(7)                                   173,400                       5.7%
Richard N. Decker(8)                                  33,234                          *
Ronald A. Norelli(9)                                  20,305                          *
John L. Chanon(10)                                     7,100                          *
Directors and Executive Officers(11)                 565,531                      18.2%

--------------------
*        Less than 1%.

(1) Based on the number of shares outstanding plus options that are currently exercisable or are exercisable within 60 days of September 8, 1999.
(2) Includes 24,750 shares subject to options that are currently exercisable or are exercisable within 60 days of September 8, 1999 and 27,450 shares held by Mr. Collins' wife as custodian for their children. Mr. Collins' address is 10225 Thomas Payne Circle, Charlotte, North Carolina 28277.
(3) David L. Babson & Company, Inc. ("Babson") is an investment adviser. Babson has sole voting power over all of the shares. Babson's address is One Memorial Drive Cambridge, Massachusetts 02142-1300.
(4) The shares are owned by the T. Rowe Price Small-Cap Value Fund, in respect of which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser. Price Associates has sole dispositive power but no voting power over such shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Price Associate's address is 100
         E. Pratt Street, Baltimore, Maryland 21202.
(5) All of the shares owned by Dimensional Fund Advisors Inc. ("Dimensional") are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in a series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such shares. Dimensional's address is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90407.
(6) Royce & Associates, Inc. ("Royce") has sole voting and dispositive power over all shares. Royce's address is 1414 Avenue of the Americas, New York, New York 10019.
(7) Phronesis, L.P. has sole dispositive power over all shares. Phronesis, L.P.'s address is 197 East Broad Street, Ste. 200, Columbus, Ohio 43215.
(8) Includes 31,500 shares subject to options that are currently exercisable or are exercisable within 60 days of September 8, 1999.
(9) Includes 7,000 shares subject to currently exercisable options, 405 shares held as custodian for his children and 5,900 shares held in a joint account with his wife.
(10) Includes 4,000 shares subject to currently exercisable options and 100 shares held by his son.
(11) Includes 67,250 shares subject to options that are currently exercisable or are exercisable within 60 days of September 8, 1999.

ELECTION OF DIRECTORS


         The Bylaws of the Company provide for not less than four nor more than nine directors, as determined from time to time by resolution of the shareholders or the Board of Directors of the Company. The Board of Directors has set the number of directors of the Company at four.

         At this Annual Meeting, four directors will be elected to serve, subject to the provisions of the Bylaws, until the 2000 Annual Meeting of Shareholders or until their successors are duly elected and qualified. The accompanying proxy may be voted for only four directors. Directors are elected by a plurality of the votes cast by the holders of the shares entitled to vote at a meeting at which a quorum is present. Provided a quorum is present, abstentions and shares not voted are not taken into account in determining a plurality. A quorum consists of a majority of votes entitled to be cast. It is the intention of the persons named in the accompanying proxy to vote all proxies solicited by the Board of Directors FOR the four nominees listed below unless authority to vote for the nominees or any individual nominee is withheld by a shareholder in such shareholder's proxy. If for any reason any nominee shall not become a candidate for election as a director at the meeting, an event not now anticipated, the proxies will be voted for the four nominees including such substitutes as shall be designated by the Board of Directors.

The four nominees for election as director, all of whom are currently members of the Board of Directors, are listed below. The four nominees were elected to their current terms, which expire in 1999, at the Annual Meeting of shareholders held on November 5, 1998, except for Mr. Krall, who was appointed as a director in May 1999 by the Board of Directors in accordance with the Company's Bylaws to fill a vacancy created by the resignation of a director.

         Name and
      Director Since                Age                       Information about Nominees and Directors
---------------------------- ------------------ ---------------------------------------------------------------------
Michael J. Collins                  57          President and Chief Executive Officer of the Company since 1978
  1971

Ronald A. Norelli                   54          Chairman of the Board of the Company since 1992; President and
  1985                                          Chief Executive Officer of Norelli & Company (strategic management consulting firm) since 1981; Director of Pluma, Inc.(manufacturer and distributor of fleece and jersey products) since 1998 following an engagement of Norelli & Company.  Mr. Norelli acted as interim
                                                CEO of Pluma, Inc. from January 31, 1999 through May 9, 1999.
                                                Pluma, Inc. filed a bankruptcy petition under the federal
                                                bankruptcy laws on May 14, 1999.  Mr. Norelli is a Certified
                                                Turnaround Professional, and has from time-to-time served in interim senior executive positions of companies that were clients of Norelli & Company.

John L. Chanon                      56          Area Partner of Tatum CFO Partners LLP ("CFO Services") since 1996;
  1987                                          Senior Vice President - Finance of Harris-Teeter, Inc. (regional supermarket chain) 1993-1996; President of Jordan Graphics, Inc.
                                                (printing company) 1989-1993; Harris-Teeter, Inc. and Jordan
                                                Graphics, Inc. are a subsidiary and former subsidiary,
                                                respectively, of Ruddick Corporation (holding company)

George F. Krall                     62          President and Chief Executive Officer, Mebane Packaging Group since
  1999                                          1995; President and Chief Operating Officer 1992 - 1995; President
                                                Wilkata Packaging Corporation 1987 - 1992; Director Paperboard
                                                Packaging Council.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors met four times during the 1999 fiscal year. Each director attended all of the meetings of the Board of Directors and Committees on which he served. The Company has Audit and Compensation Committees. The Board of Directors does not have a Nominating Committee.

         The Audit Committee is composed of John L. Chanon and Ronald A. Norelli and is responsible for recommending independent auditors for the Company, reviewing the Company's financial statements, audit report, internal financial controls and internal audit procedures, and approving services to be performed by the Company's independent auditors. John L. Chanon is Chairman of the Audit Committee. The Audit Committee met twice during the 1999 fiscal year.

         The Compensation Committee is composed of Ronald A. Norelli, John L. Chanon and George F. Krall and reviews and makes recommendations with respect to executive and officer compensation and administers the Company's 1993 Management Equity Plan and the Management Incentive Compensation Plan. Ronald A. Norelli is Chairman of the Compensation Committee. The Compensation Committee met twice during the 1999 fiscal year.

COMPENSATION COMMITTEE REPORT

         The Compensation Committee of the Board of Directors of the Company, whose members are named above, provides overall guidance to the Company's executive compensation process. The Compensation Committee is composed of three outside members of the Board of Directors and meets periodically to review the Company's executive officer compensation. The Compensation Committee's recommendations regarding the salary of the Chief Executive Officer and the other officers of the Company are subject to approval by the entire Board of Directors, except for decisions about grants under the 1987 Stock Option Plan and the 1993 Management Equity Plan (the "Management Equity Plan"). As administrator of the 1987 Stock Option Plan and the Management Equity Plan, the Compensation Committee granted options under the 1987 Stock Option Plan in prior years and grants options and makes other equity-based awards under the Management Equity Plan and determines the terms and conditions of such awards.

         The Compensation Committee's compensation policies are designed to fairly compensate the officers of the Company for the effective exercise of their responsibilities, their management of the business functions for which they are responsible, the motivation of those officers and employees reporting to them, their extended period of service to the Company and their dedication and diligence in carrying out their responsibilities. The 1999 annual compensation of the executive officers named in the Summary Compensation Table set forth below (collectively, the "Named Executive Officers") consisted of a base salary only. Bonuses were not paid to the Named Executive Officers during fiscal 1999. In considering salaries and bonuses for the 1999 fiscal year, the Compensation Committee considered the Company's overall performance over a period of years, the performance of the individual officer and the officers' salaries compared with the salaries of comparable officers at comparable companies. In fiscal year 1999, the Compensation Committee, and in prior years, the Board of Directors, which served the function of the Compensation Committee, has usually granted increases in the base salaries of the Named Executive Officers each year based on recommendations from the Chief Executive Officer who has consulted with other officers of the Company. From time to time, the Board of Directors has made adjustments to such recommendations.

         Stock options granted under the Company's 1987 Stock Option Plan and stock options and other equity based awards granted under the Management Equity Plan are designed to create a proprietary interest in the Company among the officers and other key employees of the Company who are granted stock options and to more closely align the long-term interests of the optionees with those of the shareholders of the Company. During the 1999 fiscal year, Mr. Collins and Mr. Decker were granted options (and related stock appreciation rights) to purchase 10,000 and 8,000 shares respectively, of Common Stock under the Management Equity Plan.

         Mr. Collins' 1999 annual compensation consisted of a base salary which was determined based on a number of factors, including the performance of the Company and his individual performance and by comparison to the salaries of chief executive officers at comparable companies.

         This report is presented by the members of the Compensation Committee:

                                Ronald A. Norelli
                                John L. Chanon
                                George F. Krall


SHAREHOLDER RETURN PERFORMANCE GRAPH

         Included below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Nasdaq Stock Market (U.S. Companies) Index and the Company's peer group for the period commencing June 30, 1994 and ending June 30, 1999, covering the Company's five fiscal years ended June 30, 1999.

         The Company has selected a peer group consisting of the six publicly-traded companies, consisting of Bio-Rad Laboratories, Inc., Instron Corporation, Isco, Inc., Modern Controls, Inc., O.I. Corporation and Pacific Scientific Company. Each of these peer companies is in the laboratory and analytical instrument industry. Many of the Company's direct competitors and peers are privately-held companies or subsidiaries or divisions of larger publicly-held companies so that the available members of the peer group are limited.

         The graph assumes the investment of $100 on June 30, 1994 in each of the three investments and the reinvestment of all dividends. The past performance of the Company's Common Stock is not necessarily indicative of its future performance.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
           AMONG THE COMPANY, NASDAQ STOCK MARKET INDEX AND PEER GROUP

                                [GRAPH OMITTED]

                                    COMPANY           MARKET            PEER
    DATE             YEAR             CEM             NASDAQ         Peer Group
--------------   -------------   --------------    -------------    -------------
   6/30/94           1994            100.000          100.000          100.000
   6/30/95           1995            108.700          133.500          144.800
   6/30/96           1996            115.200          171.400          167.500
   6/30/97           1997             75.000          208.400          143.500
   6/30/98           1998            105.400          274.400          209.400
   6/30/99           1999             65.200          392.200          189.900



The foregoing report of the Compensation Committee of the Board of Directors of the Company on executive compensation and the above performance graph shall not be deemed to be soliciting material or to be filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, or incorporated by reference in any document so filed.

EXECUTIVE COMPENSATION

         The table below shows the compensation paid or accrued by the Company, for each of the three fiscal years ended June 30, 1999, to or for the account of each of the Named Executive Officers, who are the only executive officers and employees of the Company whose total annual salary and bonus exceeded $100,000 for the 1999 fiscal year.

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------------------------------
                                           Annual Compensation           Long Term Compensation Awards
                                    ----------------------------------   -----------------------------
                                                        Other Annual     Restricted     Options/        All Other
Name and                   Fiscal   Salary    Bonus     Compensation     Stock Awards   SARs            Compensation
Principal Position         Year     ($)       ($)       ($) (1)          ($)            (#) (2)         ($) (3)
--------------------------------------------------------------------------------------------------------------------

Michael J. Collins          1999    220,000     -          -                -           10,000            15,875
President and Chief         1998    213,758    21,000      -                -            5,000            21,308
Executive Officer           1997    202,420                -                -                -            15,394

Richard N. Decker           1999    143,800     -          -                -            8,000            10,782
Vice President-Finance,     1998    137,527    13,700      -                -            5,000            15,919
Chief Financial Officer,    1997    124,825     -          -                -            5,000            13,095
Secretary & Treasurer

--------------------------------------------------------------------------------------------------------------------

(1) No Named Executive Officer has received personal benefits during the listed years in excess of 10% of his annual salary.

(2) The options granted to the Named Executive Officers during each of the three fiscal years ended June 30, 1999 included related stock appreciation rights ("SARs").

(3) These amounts represent contributions by the Company under the Company's 401(k) plan/profit-sharing plan and supplemental savings plan.

         The table below shows all options and SARs granted during the fiscal year ended June 30, 1999 to the Named Executive Officers and the potential realizable value of each grant assuming annualized appreciation in the Common Stock at the rate of 5% and 10% over the ten-year term of the option.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                      Potential Realizable
                      Number of     Percent of                                        Value at Assumed Annual
                      Securities    Total                                             Rates of Stock Price
                      Underlying    Options/SARS                                      Appreciation for Option
                      Options/SARs  Granted to        Exercise or                     Term (2)
                      Granted       Employees in      Base Price        Expiration    -----------------------
Name                  (#)           Fiscal Year (1)   ($/Share)         Date            5% ($)      10% ($)
--------------------- ------------  ---------------   -----------       ----------      ------      -------

Michael J. Collins    5,000              4.3%          $ 11.3750          8/05/08       35,768      90,644
Michael J. Collins    5,000              4.3%          $ 10.1750          1/27/09       31,995      81,082
Richard N. Decker     5,000              4.3%          $ 11.3750          8/05/08       35,768      90,644
Richard N. Decker     3,000              2.6%          $  9.2500          1/27/09       17,452      44,226

---------------
(1) The total number of options granted to employees of the Company in fiscal year ended June 30, 1999 represented 116,050 shares of Common Stock of the Company.
(2) Potential realizable value is based on an assumption that the price of Common Stock will appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the option/SAR term. The numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not affect the Company's estimate of future stock price growth. There can be no assurances that the market value of the Common Stock will appreciate in the assumed manner.

         The table below shows, on an aggregated basis, each exercise of stock options or SARs during the fiscal year ended June 30, 1999 by each of the Named Executive Officers and the 1999 fiscal year-end value of unexercised options and SARs.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                Number of Unexercised     Value of Unexercised
                                                                Options/SARs              In-the-Money Options/SARs
                                                                at FY-End (# Shares)      at FY-End ($)(1)
                         Shares Acquired on   Value             Exercisable/Unexercisable Exercisable/Unexercisable
Name                     Exercise (# Shares)  Realized ($)      (#)                       ($)
------------------------ -------------------- ----------------- ------------------------- -------------------------

Michael J. Collins       -                    -                 24,750/13,750                           -/-
Richard N. Decker        -                    -                 26,500/15,500                           -/-

----------------------
(1) No options held by the Named Executive Officers were "in-the-money" as of September 8, 1999, because all such options had exercise prices higher than the market value of the Company's Common Stock on that date.

DIRECTOR COMPENSATION

         Directors who are employees of the Company or its subsidiaries receive no additional compensation for serving as directors. Directors who are not employees of the Company or its subsidiaries receive an annual retainer of $8,000 and $500 for each Committee meeting attended, except the fee for a Committee meeting held on the same day as a Board meeting is $250. Ronald A. Norelli receives $39,000 per year and no annual retainer as Chairman of the Board of the Company.

         The 1993 Nonqualified Stock Option Plan for Non-Employee Directors was adopted by the Board of Directors and approved by the shareholders in 1993. The 1993 Director Plan was amended in 1995 and the amendments were approved by the shareholders at the 1995 Annual Meeting on November 8, 1995. The Board of Directors has reserved 25,000 shares of Common Stock for issuance upon exercise of options granted under the 1993 Director Plan. This number, as well as the number of shares issuable upon exercise of an option, is subject to adjustment in the event of stock dividends and splits, recapitalizations and similar transactions.

         The only persons eligible to receive options under the 1993 Director Plan are directors of the Company who are not regular employees of the Company on the date of grant of the option. Under the 1993 Director Plan, each director who was eligible to receive options under such plan was automatically granted an option to purchase 500 shares of Common Stock on February 1, 1994 and 1995, and was automatically granted an option to purchase 1,000 shares of Common Stock on February 1, 1996, each subject to adjustment in the event of stock dividends and splits, recapitalizations and similar transactions. Pursuant to the 1995 amendments to the 1993 Director Plan, each eligible newly elected director was automatically granted an option to purchase 5,000 shares of Common Stock and all eligible directors were automatically granted an option to purchase 1,000 shares on February 1, 1997 and 1998. If there are not sufficient shares reserved for such grants, the eligible directors will receive an option for a pro rata number of the remaining shares reserved for grant. The exercise price of options granted under the 1993 Director Plan is the fair market value of the Common Stock on the date of grant. On May 5, 1999, George Krall received an option to purchase 5,000 shares of Common Stock at an exercise price of $7.50 per share.

         An option granted under the 1993 Director Plan is not exercisable unless the optionee remains available to serve as a director of the Company until the first anniversary of the date of grant. On or after such first anniversary, any or all of such option may be exercised through the expiration or termination of the option. Upon the exercise of an option or portion thereof, the exercise price must be paid in full in cash or its equivalent.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Common Stock and other equity securities. Officers, directors and greater than 10% shareholders are required to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended June 30, 1999, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial shareholders were complied with, except that the Initial Statement of Beneficial Ownership of Securities on Form 3 for Mr. Krall, that should have been filed when Mr. Krall became a director in May 1999, was not filed until August 1999, and one Statement of Change of Beneficial Ownership of Securities on Form 4 for Mr. Norelli was filed approximately one week after the required filing date.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has selected PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Company for the fiscal year ending June 30, 2000. This selection is being presented to the shareholders for their ratification at the Annual Meeting of shareholders. The firm of PricewaterhouseCoopers LLP has audited the Company's financial statements annually since 1981 and is considered well qualified.

         Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of shareholders with an opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

         The Board of Directors recommends a vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent public accountants to audit the financial statements of the Company for the fiscal year ending June 30, 2000, and proxies solicited by the Board of Directors will be so voted unless shareholders specify a different choice.

         If the shareholders do not ratify the selection of PricewaterhouseCoopers LLP, the selection of independent public accountants will be reconsidered by the Board of Directors.

SHAREHOLDER PROPOSALS

         Any proposal that a shareholder intends to present for action at the 2000 Annual Meeting of Shareholders must be received by the Company no later than June 4, 2000 for the proposal to be included in the proxy statement and form of proxy for the 2000 Annual Meeting of Shareholders. The proposal should be sent to Secretary, CEM Corporation, Post Office Box 200, Matthews, North Carolina 28106.

                                                                      APPENDIX A

                                CEM CORPORATION

                                                                           PROXY

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                   ANNUAL MEETING TO BE HELD NOVEMBER 4, 1999


         The undersigned hereby appoints Michael J. Collins and Richard N. Decker, and each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote, as designated on the reverse side, all shares of the $.05 par value Common Stock of the undersigned in CEM Corporation at the Annual Meeting of Shareholders to be held on November 4, 1999, and at any adjournment thereof.

         THIS PROXY WILL BE VOTED AS SPECIFIED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS AND FOR PROPOSAL 2 ON THE REVERSE SIDE. THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR ON EACH ITEM.

1. ELECTION OF DIRECTORS: Nominees are Michael J. Collins, Ronald A. Norelli, John L. Chanon and George F. Krall

         [ ] FOR all listed nominees (except do not vote for the nominee(s) whose name(s) I have written below)


--------------------------------------------------------------------------------

         [ ]      WITHHOLD AUTHORITY to vote for the listed nominees

                           (CONTINUED FROM OTHER SIDE)

2. RATIFICATION OF SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

[ ]  FOR                 [ ]  AGAINST            [ ]  ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement is hereby acknowledged.

PLEASE DATE AND SIGN EXACTLY AS PRINTED BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.



                                    Dated:                               , 1999.
                                          -------------------------------

                                    --------------------------------------------

                                    --------------------------------------------


                                    (When signing as attorney, executor,
                                    administrator, trustee, guardian, etc., give title as such. If joint account, each joint owner should sign.)